Exhibit 20.1



                             Payment Date Statement
            American Express Travel Related Services Company, Inc.


                     -------------------------------------

                         American Express Master Trust

                     -------------------------------------

                Class A Accounts Receivable Trust Certificates

     The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended by the Amended and Restated Pooling and Servicing Agreement dated as of May 1, 1998, and as supplemented by the Series 1993-1 Supplement, dated as of September 9, 1993 (as amended and supplemented, the "Agreement"), among, American Express Receivables Financing Corporation ("RFC") and American Express Centurion Bank ("AECB"), as Transferors, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is August 31, 2000.
                                               ----------------

       Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class A Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.     Total Class A distributions                            $ 616,125,000.00
                                                              ----------------
2.     Class A principal distributions                        $ 600,000,000.00
                                                              ----------------
3.     Class A interest distributions                         $  16,125,000,00
                                                              ----------------
4.     Excess of Class A principal balance over Class A
       Invested Amount as of the Record Date                  $              0
                                                              ----------------
5.     Class  A  Invested  Amount  as  of  the  Record  Date/
       Class A Initial  Invested  Amount  (determined  after
       taking  into  account  any  increase  or  decrease in
       the Invested Amount which will occur upon the current
       distribution)                                          $ 600,000,000.00
                                                              ----------------




       Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

       IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 7th day of September, 2000.


                                     AMERICAN EXPRESS TRAVEL RELATED
                                     SERVICES COMPANY, INC.
                                     as Servicer

                                     By:    /s/ Jay B. Stevelman
                                            -----------------------------------
                                     Name:  Jay B. Stevelman
                                     Title: Senior Vice President and Treasurer

                             Payment Date Statement
            American Express Travel Related Services Company, Inc.


                     -------------------------------------

                         American Express Master Trust

                     -------------------------------------

                Class A Accounts Receivable Trust Certificates

     The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended by the Amended and Restated Pooling and Servicing Agreement dated as of May 1, 1998, and as supplemented by the Series 1994-2 Supplement, dated as of September 1, 1994 (as amended and supplemented, the "Agreement"), among, American Express Receivables Financing Corporation ("RFC") and American Express Centurion Bank ("AECB"), as Transferors, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is August 31, 2000.
                                               ----------------

       Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class A Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.     Total Class A distributions                            $  11,400,000.00
                                                              ----------------
2.     Class A principal distributions                        $              0
                                                              ----------------
3.     Class A interest distributions                         $  11,400,000.00
                                                              ----------------
4.     Excess of Class A principal balance over Class A
       Invested Amount as of the Record Date                  $              0
                                                              ----------------
5.     Class  A  Invested  Amount  as  of  the  Record  Date/
       Class A Initial  Invested  Amount  (determined  after
       taking  into  account  any  increase  or  decrease in
       the Invested Amount which will occur upon the current
       distribution)                                          $ 300,000,000.00
                                                              ----------------




       Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

       IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 7th day of September, 2000.




                                     AMERICAN EXPRESS TRAVEL RELATED
                                     SERVICES COMPANY, INC.
                                     as Servicer

                                     By:    /s/ Jay B. Stevelman
                                            -----------------------------------
                                     Name:  Jay B. Stevelman
                                     Title: Senior Vice President and Treasurer

                             Payment Date Statement
            American Express Travel Related Services Company, Inc.


                     -------------------------------------

                         American Express Master Trust

                     -------------------------------------

                Class A Accounts Receivable Trust Certificates

     The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended by the Amended and Restated Pooling and Servicing Agreement dated May 1, 1998, and as supplemented by the Series 1994-3 Supplement, dated as of September 1, 1994 (as amended and supplemented, the "Agreement"), among, American Express Receivables Financing Corporation ("RFC") and American Express Centurion Bank ("AECB"), as Transferors, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is August 31, 2000.
                                               ----------------

       Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class A Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.     Total Class A distributions                            $  11,775,000.00
                                                              ----------------
2.     Class A principal distributions                        $              0
                                                              ----------------
3.     Class A interest distributions                         $  11,775,000.00
                                                              ----------------
4.     Excess of Class A principal balance over Class A
       Invested Amount as of the Record Date                  $              0
                                                              ----------------
5.     Class  A  Invested  Amount  as  of  the  Record  Date/
       Class A Initial  Invested  Amount  (determined  after
       taking  into  account  any  increase  or  decrease in
       the Invested Amount which will occur upon the current
       distribution)                                          $ 300,000,000.00
                                                              ----------------




       Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

       IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 7th day of September, 2000.




                                     AMERICAN EXPRESS TRAVEL RELATED
                                     SERVICES COMPANY, INC.
                                     as Servicer

                                     By:    /s/ Jay B. Stevelman
                                            -----------------------------------
                                     Name:  Jay B. Stevelman
                                     Title: Senior Vice President and Treasurer

                             Payment Date Statement
            American Express Travel Related Services Company, Inc.


                     -------------------------------------

                         American Express Master Trust

                     -------------------------------------

                Class A Accounts Receivable Trust Certificates

       The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended by the Amended and Restated Pooling and Servicing Agreement dated May 1, 1998, and as supplemented by the Series 1996-1 Supplement, dated as of September 9, 1996 (as amended and supplemented, the "Agreement"), among, American Express Receivables Financing Corporation ("RFC") and American Express Centurion Bank ("AECB"), as Transferors, TRS, as Servicer, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is August 31, 2000.
                                               ----------------

       Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class A Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.     Total Class A distributions                            $   5,537,213.54
                                                              ----------------
2.     Class A principal distributions                        $              0
                                                              ----------------
3.     Class A interest distributions                         $   5,537,213.54
                                                              ----------------
4.     Excess of Class A principal balance over Class A
       Invested Amount as of the Record Date                  $              0
                                                              ----------------
5.     Class  A  Invested  Amount  as  of  the  Record  Date/
       Class A Initial  Invested  Amount  (determined  after
       taking  into  account  any  increase  or  decrease in
       the Invested Amount which will occur upon the current
       distribution)                                          $ 950,000,000.00
                                                              ----------------




       Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

       IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 7th day of September, 2000.




                                     AMERICAN EXPRESS TRAVEL RELATED
                                     SERVICES COMPANY, INC.
                                     as Servicer

                                     By:    /s/ Jay B. Stevelman
                                            -----------------------------------
                                     Name:  Jay B. Stevelman
                                     Title: Senior Vice President and Treasurer

                            Payment Date Statement
            American Express Travel Related Services Company, Inc.


                     -------------------------------------

                         American Express Master Trust

                     ------------------------------------

                Class A Accounts Receivable Trust Certificates

       The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended by the Amended and Restated Pooling and Servicing Agreement dated May 1, 1998, and as supplemented by the Series 1996-2 Supplement, dated as of September 9, 1996 (as amended and supplemented, the "Agreement"), among, American Express Receivables Financing Corporation ("RFC") and American Express Centurion Bank ("AECB"), as Transferors, TRS, as Servicer, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is August 31, 2000.
                                               ----------------

       Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class A Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.     Total Class A distributions                            $   1,740,843.75
                                                              ----------------
2.     Class A principal distributions                        $              0
                                                              ----------------
3.     Class A interest distributions                         $   1,740,843.75
                                                              ----------------
4.     Excess of Class A principal balance over Class A
       Invested Amount as of the Record Date                  $              0
                                                              ----------------
5.     Class  A  Invested  Amount as  of  the  Record  Date/
       Class A Initial  Invested  Amount  (determined  after
       taking  into  account  any  increase  or  decrease in
       the Invested Amount which will occur upon the current
       distribution)                                          $ 300,000,000.00
                                                              ----------------




       Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

       IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 7th day of September, 2000.



                                    AMERICAN EXPRESS TRAVEL RELATED
                                    SERVICES COMPANY, INC.
                                    as Servicer

                                    By:    /s/ Jay B. Stevelman
                                           -----------------------------------
                                    Name:  Jay B. Stevelman
                                    Title: Senior Vice President and Treasurer

                            Payment Date Statement
            American Express Travel Related Services Company, Inc.


                     -------------------------------------

                         American Express Master Trust

                     ------------------------------------

                Class A Accounts Receivable Trust Certificates

       The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended by the Amended and Restated Pooling and Servicing Agreement dated May 1, 1998 and as supplemented by the Series 1998-1 Supplement, dated as of May 27, 1998 (as amended and supplemented, the "Agreement"), among, American Express Receivables Financing Corporation ("RFC") and American Express Centurion Bank ("AECB", as Transferors, TRS, as Servicer, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is August 31, 2000.
                                               ----------------

       Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class A Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.     Total Class A distributions                            $   4,916,666.67
                                                              ----------------
2.     Class A principal distributions                        $              0
                                                              ----------------
3.     Class A interest distributions                         $   4,916,666.67
                                                              ----------------
4.     Excess of Class A principal balance over Class A
       Invested Amount as of the Record Date                  $              0
                                                              ----------------
5.     Class  A  Invested  Amount  as  of  the  Record Date/
       Class A Initial  Invested  Amount  (determined  after
       taking  into account  any  increase  or  decrease  in
       the Invested Amount which will occur upon the current
       distribution)                                         $1,000,000,000.00
                                                              ----------------




       Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

       IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 7th day of September, 2000.




                                    AMERICAN EXPRESS TRAVEL RELATED
                                    SERVICES COMPANY, INC.
                                    as Servicer

                                    By:    /s/ Jay B. Stevelman
                                           -----------------------------------
                                    Name:  Jay B. Stevelman
                                    Title: Senior Vice President and Treasurer

                                                      Exhibit 20.2




                            Payment Date Statement
            American Express Travel Related Services Company, Inc.


                     -------------------------------------

                         American Express Master Trust

                     -------------------------------------

                Class B Accounts Receivable Trust Certificates

       The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended by the Amended and Restated Pooling and Servicing Agreement dated May 1, 1998, and as supplemented by the Series 1993-1 Supplement, dated as of September 9, 1993 (as amended and supplemented, the "Agreement"), among, American Express Receivables Financing Corporation ("RFC") and American Express Centurion Bank ("AECB"), as Transferors, TRS, as Servicer, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is August 31, 2000.
                                               ----------------

       Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class B Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.     Total Class B distributions                            $  35,080,687.91
                                                              ----------------
2.     Class B principal distributions                        $  34,920,635.00
                                                              ----------------
3.     Class B interest distributions                         $     160,052.91
                                                              ----------------
4.     Excess of Class B principal balance over Class B
       Invested Amount as of the Record Date                  $              0
                                                              ----------------
5.     Class  B  Invested  Amount  as  of  the  Record Date/
       Class  B  Initial  Invested  Amount (determined after
       taking  into account  any  increase  or  decrease  in
       the Invested Amount which will occur upon the current
       distribution)                                          $  34,920,635.00
                                                              ----------------




       Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

       IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 7th day of September, 2000.




                                    AMERICAN EXPRESS TRAVEL RELATED
                                    SERVICES COMPANY, INC.
                                    as Servicer

                                    By:    /s/ Jay B. Stevelman
                                           -----------------------------------
                                    Name:  Jay B. Stevelman
                                    Title: Senior Vice President and Treasurer

                            Payment Date Statement
            American Express Travel Related Services Company, Inc.


                     -------------------------------------

                         American Express Master Trust

                     -------------------------------------

                Class B Accounts Receivable Trust Certificates

       The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended by the Amended and Restated Pooling and Servicing Agreement dated May 1, 1998, and as supplemented by the Series 1994-2 Supplement, dated as of September 1, 1994 (as amended and supplemented, the "Agreement"), among, American Express Receivables Financing Corporation ("RFC") and American Express Centurion Bank ("AECB"), as Transferors, TRS, as Servicer, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is August 31, 2000.
                                               ----------------

       Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class B Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.     Total Class B distributions                            $     112,764.55
                                                              ----------------
2.     Class B principal distributions                        $              0
                                                              ----------------
3.     Class B interest distributions                         $     112,764.55
                                                              ----------------
4.     Excess of Class B principal balance over Class B
       Invested Amount as of the Record Date                  $              0
                                                              ----------------

5.     Class  B  Invested  Amount  as  of  the  Record Date/
       Class  B Initial  Invested  Amount (determined  after
       taking into  account  any  increase  or  decrease  in
       the Invested Amount which will occur upon the current
       distribution)                                          $  17,460,317.00
                                                              ----------------




       Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

       IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 7th day of September, 2000.




                                    AMERICAN EXPRESS TRAVEL RELATED
                                    SERVICES COMPANY, INC.
                                    as Servicer

                                    By:    /s/ Jay B. Stevelman
                                           -----------------------------------
                                    Name:  Jay B. Stevelman
                                    Title: Senior Vice President and Treasurer

                           Payment Date Statement
            American Express Travel Related Services Company, Inc.


                     -------------------------------------

                         American Express Master Trust

                     -------------------------------------

                Class B Accounts Receivable Trust Certificates

       The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended by the Amended and Restated Pooling and Servicing Agreement dated May 1, 1998, and as supplemented by the Series 1994-3 Supplement, dated as of September 1, 1994 (as amended and supplemented, the "Agreement"), among, American Express Receivables Financing Corporation ("RFC") and American Express Centurion Bank ("AECB"), as Transferors, TRS, as Servicer, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is August 31, 2000.
                                               ----------------

       Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class B Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.     Total Class B distributions                            $     115,674.60
                                                              ----------------
2.     Class B principal distributions                        $              0
                                                              ----------------
3.     Class B interest distributions                         $     115,674.60
                                                              ----------------
4.     Excess of Class B principal balance over Class B
       Invested Amount as of the Record Date                  $              0
                                                              ----------------
5.     Class  B  Invested  Amount  as  of  the  Record Date/
       Class  B  Initial  Invested  Amount (determined after
       taking into  account  any  increase  or  decrease  in
       the Invested Amount which will occur upon the current
       distribution)                                          $  17,460,317.00
                                                              ----------------




       Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

       IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 7th day of September, 2000.




                                    AMERICAN EXPRESS TRAVEL RELATED
                                    SERVICES COMPANY, INC.
                                    as Servicer

                                    By:    /s/ Jay B. Stevelman
                                           -----------------------------------
                                    Name:  Jay B. Stevelman
                                    Title: Senior Vice President and Treasurer

                           Payment Date Statement
            American Express Travel Related Services Company, Inc.


                     -------------------------------------

                         American Express Master Trust

                     -------------------------------------

                Class B Accounts Receivable Trust Certificates

       The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended by the Amended and Restated Pooling and Servicing Agreement dated May 1, 1998, and as supplemented by the Series 1996-1 Supplement, dated as of September 9, 1996 (as amended and supplemented, the "Agreement"), among, American Express Receivables Financing Corporation ("RFC") and American Express Centurion Bank ("AECB"), as Transferors, TRS, as Servicer, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is August 31, 2000.
                                               ----------------

       Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class B Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.     Total Class B distributions                            $     468,581.08
                                                              ----------------
2.     Class B principal distributions                        $              0
                                                              ----------------
3.     Class B interest distributions                         $     468,581.08
                                                              ----------------
4.     Excess of Class B principal balance over Class B
       Invested Amount as of the Record Date                  $              0
                                                              ----------------
5.     Class  B  Invested  Amount as  of  the  Record  Date/
       Class  B  Initial  Invested  Amount (determined after
       taking into  account  any  increase  or  decrease  in
       the Invested Amount which will occur upon the current
       distribution)                                          $  77,027,027.00
                                                              ----------------




       Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

       IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 7th day of September, 2000.




                                   AMERICAN EXPRESS TRAVEL RELATED
                                   SERVICES COMPANY, INC.
                                   as Servicer

                                   By:    /s/ Jay B. Stevelman
                                          -----------------------------------
                                   Name:  Jay B. Stevelman
                                   Title: Senior Vice President and Treasurer

                           Payment Date Statement
            American Express Travel Related Services Company, Inc.


                     -------------------------------------

                         American Express Master Trust

                     -------------------------------------

                Class B Accounts Receivable Trust Certificates

       The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended by the Amended and Restated Pooling and Servicing Agreement dated May 1, 1998, and as supplemented by the Series 1996-2 Supplement, dated as of September 9, 1996 (as amended and supplemented, the "Agreement"), among, American Express Receivables Financing Corporation ("RFC") and American Express Centurion Bank ("AECB"), as Transferors, TRS, as Servicer, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is August 31, 2000.
                                               ----------------

       Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class B Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.     Total Class B distributions                            $     143,918.92
                                                              ----------------
2.     Class B principal distributions                        $              0
                                                              ----------------
3.     Class B interest distributions                         $     143,918.92
                                                              ----------------
4.     Excess of Class B principal balance over Class B
       Invested Amount as of the Record Date                  $              0
                                                              ----------------
5.     Class  B  Invested  Amount as  of  the  Record  Date/
       Class  B  Initial  Invested Amount  (determined after
       taking  into  account  any  increase  or  decrease in
       the Invested Amount which will occur upon the current
       distribution)                                          $  24,324,324.00
                                                              ----------------




       Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

       IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 7th day of September, 2000.




                                    AMERICAN EXPRESS TRAVEL RELATED
                                    SERVICES COMPANY, INC.
                                    as Servicer

                                    By:    /s/ Jay B. Stevelman
                                           -----------------------------------
                                    Name:  Jay B. Stevelman
                                    Title: Senior Vice President and Treasurer

                           Payment Date Statement
            American Express Travel Related Services Company, Inc.


                     -------------------------------------

                         American Express Master Trust

                     -------------------------------------

                Class B Accounts Receivable Trust Certificates

       The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended by the Amended and Restated Pooling and Servicing Agreement dated May 1, 1998, and as supplemented by the Series 1998-1 Supplement, dated as of May 27, 1998 (as amended and supplemented, the "Agreement"), among, American Express Receivables Financing Corporation ("RFC") and American Express Centurion Bank ("AECB"), as Transferors, TRS, as Servicer, and the Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.02 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.     TRS is Servicer under the Agreement.

3.     The undersigned is Servicing Officer.

4.     The "Record Date" referred to herein is August 31, 2000.
                                               ----------------

       Information Regarding the Current Interest Payment Date, Special Payment Date or Expected Final Payment Date to Class B Certificate holders (Also, stated on the Basis of $1,000 Original Certificate Principal Amount).

1.     Total Class B distributions                            $     293,430.33
                                                              ----------------
2.     Class B principal distributions                        $              0
                                                              ----------------
3.     Class B interest distributions                         $     293,430.33
                                                              ----------------
4.     Excess of Class B principal balance over Class B
       Invested Amount as of the Record Date                  $              0
                                                              ----------------
5.     Class  B  Invested  Amount  as  of  the  Record Date/
       Class  B  Initial  Invested Amount  (determined after
       taking  into  account  any  increase  or  decrease in
       the Invested Amount which will occur upon the current
       distribution)                                          $  58,201,058.00
                                                              ----------------




       Attached hereto is the Monthly Servicer's Certificate for the related Due Period.

       IN WITNESS WHEREOF, the undersigned have caused this Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on this 7th day of September, 2000.




                                    AMERICAN EXPRESS TRAVEL RELATED
                                    SERVICES COMPANY, INC.
                                    as Servicer

                                    By:   /s/ Jay B. Stevelman
                                          ------------------------------------
                                    Name:  Jay B. Stevelman
                                    Title: Senior Vice President and Treasurer